UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2022

BAR HARBOR BANKSHARES

(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400		04609-0400
82 Main Street		(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.00 per share	BHB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

We held our 2022 Annual Meeting of Shareholders on May 17, 2022. The board of directors solicited proxies pursuant to a proxy statement, that we filed on April 1, 2022 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the board’s solicitation.

At the meeting, holders of common stock were asked to consider and vote upon the three proposals set forth below. Each share of common stock was entitled to one vote with respect to each proposal. Holders of a total of 12,495,158 shares of common stock were present in person or by proxy at the meeting, representing 83.23% of the voting power entitled to vote at the meeting. The voting results reported below are final.

The proposals considered and voted on by the shareholders at the meeting, and the votes of the shareholders on those proposals, were as follows:

Proposal 1.	Shareholders voted as follows with respect to the election of each of the following director nominees:

Nominee	For	Against	Withhold	Broker Non-Votes
Daina H. Belair	10,216,523	193,754	167,008	1,917,873
Matthew L. Caras	10,191,891	218,183	167,211	1,917,873
David M. Colter	10,271,837	140,136	165,312	1,917,873
Steven H. Dimick	10,191,800	194,787	190,698	1,917,873
Martha T. Dudman	10,130,385	218,695	227,935	1,917,873
Lauri E. Fernald	10,124,134	242,824	210,327	1,917,873
Debra B. Miller	10,334,126	82,785	160,374	1,917,873
Brendan J. O’Halloran	10,210,066	200,028	167,191	1,917,873
Curtis C. Simard	10,226,912	145,925	204,448	1,917,873
Kenneth E. Smith	10,207,837	160,668	208,780	1,917,873
Scott G. Toothaker	10,270,106	103,630	203,549	1,917,873
David B. Woodside	10,210,331	201,656	165,298	1,917,873

As a result of these votes, each of the 12 nominees was elected to serve as a director until the 2023 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Proposal 2.    Shareholders approved, on a non-binding advisory basis, the compensation paid to our executive officers in 2021, as disclosed in the proxy statement, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation	9,946,354	378,787	252,144	1,917,873

Proposal 3.    Shareholders ratified the appointment of RSM US LLP as independent auditor for the fiscal year ending December 31, 2022, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of RSM US LLP	12,258,132	98,297	138,729	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bar Harbor Bankshares

May 17, 2022	By:	/s/ Josephine Iannelli
Josephine Iannelli
Executive Vice President and Chief Financial Officer